THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated January 19, 2005 to the Statement of Additional Information dated May 1, 2004

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”) contained in the Fund’s Statement of Additional Information dated May 1, 2004:

Managers Special Equity Fund (the “Fund”)

Effective January 18, 2005, Veredus Asset Management LLC (“Veredus”), located at 6060 Dutchman’s Lane, Louisville, Kentucky, replaced Essex Investment Management Company LLC (“Essex”) as a Subadvisor of the Fund.

The Fund is obligated by its investment management contract to pay Managers Investment Group LLC, formerly The Managers Funds LLC, (the “Investment Manager”) an annual management fee of 0.90% of the average daily net assets of the Fund. The Investment Manager will pay Veredus as Subadvisor 0.50% of the average daily net assets of the portion of the Fund managed by Veredus.

_________________

The following Summary of Veredus’ Proxy Voting Policy is to be attached to the Statement of Additional Information as an exhibit:

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Veredus Asset Management (VAM) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

VAM has outsourced proxy voting to Institutional Shareholder Services (ISS), a leading provider of proxy voting and corporate governance services. All proxy ballots are sent directly to ISS from the custodian banks. VAM maintains the right to determine the final vote made, either with or against ISS recommendations. VAM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Veredus will normally support proposals, amendments, or resolutions which 1) do not measurably change the structure, management control, or operation of the corporation, 2) are consistent with industry standards as well as the corporate laws of the state of incorporation, and 3) are recommended by management and are not detrimental to the shareholders.

The Proxy Administrator will identify any conflicts that exist between the interests of VAM and its clients. If a material conflict exists, VAM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

        Clients may contact the Proxy Administrator, Amy Benningfield, via e-mail, abenningfield@veredus.com, or telephone (502) 214-5281, in order to obtain information on how VAM voted such client’s proxies, and to request a copy of the policies and procedures. The Proxy Administrator will maintain appropriate files relating to VAM’s proxy voting procedures in VAM’s office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of VAM.

January 19, 2005